Oppenheimer Global Fund

REPORT HIGHLIGHTS
Fund Objective Oppenheimer Global Fund Seeks capital appreciation.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Manager
9	Financial Statements
32	Officers and Trustees

Cumulative Total Returns*
	For the Six-Month Period Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–17.41%	–22.16%

Class B	–17.75	–21.07

Class C	–17.75	–18.42

Class Y	–17.41

Average Annual Total Returns*
	For the 1-Year Period Ended 3/31/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	–21.47%	–25.98%

Class B	–22.07	–25.22

Class C	–22.08	–22.71

Class Y	–21.34

*See Notes on page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.
     The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.
    & #160;As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’ s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.
     Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.
In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying

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PRESIDENT’S LETTER

the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.
     In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

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AN INTERVIEW WITH YOUR FUND’S MANAGER

How did Oppenheimer Global Fund perform during the six months that ended March 31, 2001?
A. We were disappointed with the performance of Oppenheimer Global Fund over the past six months as global markets, in general, experienced tremendous pressure during the period. The resulting downward momentum affected all stocks, regardless of their individual merits. However, our relative performance continued to fare well. The Fund’s Class A shares were rated 5 stars (*****) overall by Morningstar at March 31, 2001, among 157 (10-year) international equity funds.[1]
Why were global markets under pressure during the period?
The severe slowdown in the U.S. economy had a pronounced effect on global markets. Extreme volatility proved to be the norm, with ongoing and often sharp declines in the technology, telecommunications and media sectors. As these key drivers of economic growth faltered, investor confidence was badly shaken both at home and abroad. The threat of recession in the United States, rising energy prices and waning consumer confidence late in the period further exacerbated an already tenuous situation.
Lower corporate earnings worldwide, a product of the sputtering U.S. economy, also added to the negative sentiment. Because stock prices tend to move in the same direction as earnings, downward earnings revisions or earnings warnings sparked heavy selling. Although earnings revisions are typically

1. Morningstar, Inc. rates mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star rating is the combined 3-, 5- and 10-year ratings for a fund or class and is subject to change monthly. The Fund’s Class A shares are rated 5 stars (3-year) , 5 stars (5-year) and 5 stars (10-year) among 1,292, 808 and 157 international equity funds, respectively, for the periods that ended 3/31/01.

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AN INTERVIEW WITH YOUR FUND’S MANAGER

a normal occurrence in a contracting economy, the almost constant stream of negative reports seemed exaggerated due to the unsustainable valuations the stock market had reached in recent years. As the period came to an end, the global economy faced yet another challenge when new questions emerged about the already precarious health of the Japanese banking system. With several Japanese banks hovering close to bankruptcy and others experiencing substantial losses, investor concerns intensified. Despite these unfavorable signs, however, a number of positive economic indicators, primarily in the United States and Europe, encouraged us to remain cautiously optimistic.

Which of these indicators fueled your optimism?
In the United States, Federal Reserve Chairman Alan Greenspan shifted his bias from fighting inflation to warding off recession. In doing so, the Fed lowered short-term interest rates twice in January and once again in March. Down the road, lower interest rates could be a catalyst for higher corporate profits, which historically have translated into higher stock prices. In addition, we also saw signs that the U.S. economy might be stabilizing. These included gains in new home sales, continued low unemployment rates, rising wages and strong retail sales.
While European markets came under fire during the period, economic conditions in Europe seemed to be solidifying. Driven by ongoing tax reform, vanishing trade barriers, declining unemployment rates and lower inflation, Europe appeared on track to exceed growth rates registered in the United States. In addition, the euro—the common currency of the European Monetary Union (EMU)—has been weak relative to the dollar and therefore has given a competitive advantage to many European exporters.

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In this difficult environment, where did you find promising opportunities?
We continued to identify attractive individual companies that, in our view, stand to benefit from key worldwide growth trends—including new technologies, mass affluence, restructuring and aging populations. Nonetheless, in light of overheated technology stock prices last year, we reduced our exposure and took a more defensive approach, increasing our holdings in consumer staples, industrial cyclicals and healthcare.
     Two of the companies that exemplified this more defensive approach were Royal Bank of Scotland Group plc (The) and Reckitt Benckiser plc. Although Royal Bank of Scotland Group plc (The) was hurt late in the period due to the Japanese banking crisis, the company has successfully integrated strategic acq uisitions that enabled it to profitably gain market share and enhance operating efficiencies. Likewise, Reckitt Benckiser plc, a leading pan-European household products concern, capitalized on weakness in the euro to win market share from American multinational competitors.[2]

What is your outlook for the Fund in the coming months?
			We continue to believe that great companies can be found virtually anywhere in the world, regardless of market conditions. For example, despite continued economic and political uncertainty in Japan, as well as weakness in global technology and telecommunications stocks, we have added attractive positions in Japanese semiconductor, consumer electronics and wireless communications companies. This ability to locate what we believe are compelling, yet out-of-favor opportunities goes to the heart of our investment approach—which is to invest in companies, not countries or industries. Exploring the world over for compelling opportunities is just one reason why Oppenheimer Global Fund is an important part of The Right Way to Invest.
Average Annual Total Returns with Sales Charges
For the Periods Ended 3/31/01[3]
Class A 1-Year	5-Year	10-Year

–25.98%	15.40%	13.27%
Class B 1-Year	5-Year	Since Inception

–25.22%	15.63%	15.31%
Class C 1-Year	5-Year	Since Inception

–22.71%	15.86%	15.52%
Class Y 1-Year	5-Year	Since Inception

–21.34%	N/A	20.28%

2. Investing in foreign securities entails additional expenses and risks, including foreign currency fluctuations. The Fund’s portfolio holdings, allocations and strategies are subject to change.
			3. See Notes on page 7 for further details.

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AN INTERVIEW WITH YOUR FUND’s MANAGER

	Top Ten Largest Country Holdings[4]

Regional Allocation[4]	United States	44.0%

	Great Britain	16.7

	Germany	7.1

	France	7.1

	Japan	6.0

	Canada	3.8

	The Netherlands	3.1

	Brazil	2.2

	India	2.2

	Switzerland	1.9
	Top Ten Common Stock Holdings[5]

	Cadence Design Systems, Inc.	3.8%

	Reckitt Benckiser plc	2.9

	Porsche AG, Preference	2.3

	Reed International plc	2.3

	Electronic Arts, Inc.	2.2

	Fannie Mae	2.1

	Sanofi-Synthelabo SA	2.0

	Wella AG, Preference	2.0

	Royal Bank of Scotland Group plc (The)	2.0

	Fresenius AG, Preference	1.9

4. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on total market value of investments.
5. Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on net assets.

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NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of inc ome taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A. shares were first publicly offered on 12/22/69. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 11/17/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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Financials
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STATEMENT OF INVESTMENTS March 31, 2001/Unaudited

	Shares	Market Value See Note 1

Common Stocks—94.6%

Basic Materials—0.6%

Chemicals—0.6% International Flavors & Fragrances, Inc.	2,010,070	$ 44,342,144

Capital Goods—6.6%

Aerospace/Defense—0.8% Empresa Brasileira de Aeronautica SA (Embraer), ADR	1,609,500	61,000,050

Electrical Equipment—1.5% Toshiba Corp.	19,400,500	113,319,231

Industrial Services—2.4% Manpower, Inc.	2,072,200	59,679,360

Rentokil Initial plc	28,835,800	77,072,211

WPP Group plc	4,493,575	47,722,212 184,473,783

Manufacturing—1.9% Sidel SA	1,061,994	38,706,836

Societe BIC SA	2,306,265	89,419,061

Solectron Corp.[1]	901,900	17,145,119 145,271,016

Communication Services—2.4%

Telecommunications: Long Distance—0.3%

Elisa Communications Oyj[1]	699,900	9,528,159

Global Crossing Ltd.[1]	913,500	12,323,115 21,851,274

Telephone Utilities—1.1% Tele Norte Leste Participacoes SA (Telemar), Preference	5,031,390,968	81,728,178

Telecommunications: Wireless—1.0% NTT Docomo, Inc.	2,658	46,237,153

Telesp Celular Participacoes SA, ADR	1,970,800	29,187,548 75,424,701

Consumer Cyclicals—16.5%

Autos & Housing—3.9% Hanson plc	13,488,566	78,001,204

Porsche AG, Preference	58,586	173,393,002

Valeo SA	929,600	42,156,617 293,550,823

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STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Market Value See Note 1

Leisure & Entertainment—4.4% Bass plc	13,284,642	$130,318,752

Hasbro, Inc.	3,822,400	49,308,960

Hilton Group plc	12,552,200	36,404,744

International Game Technology[1]	1,484,500	74,744,575

P&O Princess Cruises plc	11,824,724	46,230,828 337,007,859

Media—5.6% ProSieben Sat.1 Media AG	877,710	15,517,913

Reed International plc	18,592,271	172,605,086

Singapore Press Holdings Ltd.	6,842,000	75,032,733

Telewest Communications plc[1]	21,219,100	34,541,438

United Pan-Europe Communications NV, Cl. A1	4,456,400	27,733,782

Wolters Kluwer NV	4,042,700	101,816,047 427,246,999

Retail: Specialty—2.4% Best Buy Co., Inc.[1]	836,400	30,076,944

Boots Co. plc	7,895,900	70,384,519

Circuit City Stores-Circuit City Group	7,440,300	78,867,180 179,328,643

Textile/Apparel & Home Furnishings—0.2% Adidas-Salomon AG1	349,900	18,407,133

Consumer Staples—8.9%

Beverages—1.2% Cadbury Schweppes plc	14,454,300	92,473,553

Broadcasting—1.8% Grupo Televisa SA, Sponsored GDR[1]	1,516,100	50,652,901

Sirius Satellite Radio, Inc.[1]	1,938,100	24,105,119

Television Broadcasts Ltd.	6,628,800	36,206,695

Zee Telefilms Ltd.	9,616,100	25,079,201 136,043,916

Entertainment—0.0% Nintendo Co. Ltd.	25,000	4,091,526

Household Goods—5.9% Hindustan Lever Ltd.	17,066,500	80,070,710

Reckitt Benckiser plc	17,252,764	220,263,727

Wella AG, Preference, Non-Vtg.	3,877,720	150,142,218 450,476,655

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	Shares	Market Value See Note 1

Energy—4.1%

Oil: International—4.1% Alberta Energy Co. Ltd.	923,500	$ 40,996,221

Anderson Exploration Ltd.[1]	2,144,700	48,625,549

BP Amoco plc, ADR	1,799,734	89,302,801

Husky Energy, Inc.	6,128,565	51,570,866

Royal Dutch Petroleum Co., NY Shares	1,447,800	80,266,032 310,761,469

Financial—15.6%

Banks—5.9% Australia & New Zealand Banking Group Ltd.	13,101,800	88,159,052

Bank One Corp.	3,529,800	127,708,164

DePfa Deutsche Pfandbriefbank AG (DePfa-Bank)	467,300	35,484,706

First Union Corp.	1,540,200	50,826,600

Royal Bank of Scotland Group plc (The)	6,518,447	148,183,746 450,362,268

Diversified Financial—6.8% American Express Co.	1,209,600	49,956,480

Citigroup Inc.	1,629,833	73,309,888

Credit Saison Co. Ltd.	2,643,000	55,888,525

Fannie Mae	2,035,700	162,041,720

ICICI Ltd., Sponsored ADR	5,182,800	60,897,900

Lehman Brothers Holdings, Inc.	813,200	50,987,640

MBNA Corp.	1,855,700	61,423,670 514,505,823

Insurance—2.9% American International Group, Inc.	1,018,237	81,968,079

AXA SA	369,200	41,090,336

Manulife Financial Corp.	1,433,900	37,837,257

Zurich Financial Services AG	190,050	62,762,746 223,658,418

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STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Market Value See Note 1

Healthcare—17.6%

Healthcare/Drugs—12.8% ALZA Corp., Cl. A1	2,332,600	$ 94,470,300

American Home Products Corp.	1,674,700	98,388,625

Amgen, Inc.[1]	1,219,800	73,416,713

Eisai Co. Ltd.	3,465,000	86,265,560

Elan Corp. plc, ADR[1]	1,839,800	96,129,550

Essilor International SA	70,900	20,369,570

Genset SA, Sponsored ADR[1]	1,436,900	5,837,406

Gilead Sciences, Inc.[1]	2,844,000	92,430,000

Human Genome Sciences, Inc.[1]	912,000	41,952,000

Millennium Pharmaceuticals, Inc.[1]	684,200	20,840,732

Novartis AG	50,500	79,261,008

Oxford GlycoSciences plc[1]	1,641,535	26,721,670

Pfizer Inc.	1,939,600	79,426,620

Sanofi-Synthelabo SA	2,768,800	154,689,535 970,199,289

Healthcare/Supplies & Services—4.8% Affymetrix, Inc.[1]	588,600	16,370,438

Bard (C.R.), Inc.	2,000,400	90,818,160

Fresenius AG, Preference	777,696	146,090,195

Quintiles Transnational Corp.[1]	4,249,700	80,213,088

Swiss Medical SA1,2,3	300,000	29,106,000 362,597,881

Technology—20.8%

Computer Hardware—2.5% Cabletron Systems, Inc.[1]	2,538,700	32,749,230

EMC Corp.[1]	1,047,200	30,787,680

International Business Machines Corp.	787,400	75,732,132

Mentor Graphics Corp.[1]	1,829,800	37,739,625

Sun Microsystems, Inc.[1]	815,700	12,537,309 189,545,976

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	Shares	Market Value See Note 1

Computer Services—0.7% Cap Gemini SA	483,000	$ 55,506,360

Computer Software—8.9% AOL Time Warner Inc.[1]	1,511,200	60,674,680

Cadence Design Systems, Inc.[1,2]	15,551,940	287,555,371

Electronic Arts, Inc.[1]	3,098,700	168,104,475

Infosys Technologies Ltd.	6,796	595,118

Konami Co. Ltd.	497,000	23,438,158

Oracle Corp.[1]	1,487,100	22,276,758

Sybase, Inc.[1]	4,374,700	67,807,850

Synopsys, Inc.[1]	957,600	44,947,350 675,399,760

Communications Equipment—3.3% Alcatel SA	2,665,400	80,700,316

L.M. Ericsson Telephone Co., ADR, Cl. B	4,174,700	23,352,228

Nokia Corp., Sponsored ADR, A Shares	428,200	10,276,800

QUALCOMM, Inc.[1]	1,253,000	70,951,125

Scientific-Atlanta, Inc.	1,587,700	66,032,443 251,312,912

Electronics—5.4% Applied Materials, Inc.[1]	857,500	37,301,250

ASM Lithography Holding NV1	1,484,700	32,199,431

Hirose Electric Co.	368,865	33,848,927

Keyence Corp.	70,500	13,051,388

Koninklijke (Royal) Philips Electronics NV	1,022,532	28,111,859

National Semiconductor Corp.[1]	4,857,900	129,948,825

Novellus Systems, Inc.[1]	1,069,800	43,393,763

Sony Corp.	1,132,000	80,392,595

STMicroelectronics NV, NY Registered Shares	390,900	13,357,053 411,605,091

Transportation—1.5%

Air Transportation—1.5% Bombardier, Inc., Cl. B Total Common Stocks (Cost $6,771,498,264)	8,043,400	111,359,152 7,192,851,883

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STATEMENT OF INVESTMENTS Unaudited/Continued

	Principal Amount	Market Value See Note 1

Short-Term Notes—4.3%
American Home Products, 5.40%, 4/3/01	$40,000,000	$ 39,988,000

Charta Corp., 4.95%, 4/25/01	50,000,000	49,835,000

Corporate Asset Funding, 5.29%, 4/10/01	50,000,000	49,933,875

Corporate Receivables Corp., 4.96%, 4/25/01	31,000,000	30,897,493

Countrywide Home Loans, 5.70%, 4/2/01	30,000,000	29,995,250

Countrywide Home Loans, 5.02%, 4/23/01	50,000,000	49,846,611

Heller Financial, Inc., 5.62%, 4/10/01	50,000,000	49,929,750

New Center Asset Trust, 5.16%, 4/5/01 Total Short-Term Notes (Cost $325,411,646)	25,000,000	24,985,667 325,411,646

Repurchase Agreements—0.9%
Repurchase agreement with PaineWebber, Inc., 5.29%, dated 3/30/01, to be repurchased at $70,590,105 on 4/2/01, collateralized by Federal Home Loan Mortgage Corp., 6%–8%, 4/1/16–4/1/31, with a value of $19,679,593, Government National Mortgage Assn., 6.50%–7%, 4/15/29–10/20/30, with a value of $40,784,694 and Federal National Mortgage Assn., 6%–7%, 3/1/29–2/1/41, with a value of $16,256,747 (Cost $70,559,000)	70,559,000	70,559,000

Total Investments, at Value (Cost $7,167,468,910)	99.8%	7,588,822,529

Other Assets Net of Liabilities	0.2	16,614,773

Net Assets	100.0%	$7,605,437,302

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Footnotes to Statement of Investments

1. Non-income-producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 2001, amounts to $316,661,371. Transactions during the period in which the issuer was an affiliate are as follows:
	Shares September 30, 2000	Gross Additions	Gross Reductions	Shares March 31, 2001

Cadence Design Systems, Inc.	14,875,040	676,900	–	15,551,940
Swiss Medical SA	300,000	– ;	–	300,000
3. Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:
Geographical Diversification	Market Value	Percent

United States	$ 3,341,528,259	44.0%
Great Britain	1,270,226,491	16.7
France	541,833,090	7.1
Germany	539,035,167	7.1
Japan	456,533,063	6.0
Canada	290,389,046	3.8
The Netherlands	237,927,720	3.1
Brazil	171,915,776	2.2
India	166,642,930	2.2
Switzerland	142,023,754	1.9
Ireland	96,129,550	1.3
Australia	88,159,052	1.2
Singapore	75,032,733	1.0
Mexico	50,652,901	0.7
Hong Kong	36,206,695	0.5
Argentina	29,106,000	0.4
Sweden	23,352,228	0.3
Finland	19,804,959	0.3
Bermuda	12,323,115	0.2

Total	$7,588,822,529	100.0%

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIE S Unaudited

March 31, 2001

Assets
Investments, at value—see accompanying statement: Unaffiliated companies (cost $6,846,997,577)	$ 7,272,161,158
Affiliated companies (cost $320,471,333)	316,661,371
7,588,822,529

Unrealized appreciation on foreign currency contracts	10,591

Receivables and other assets: Shares of beneficial interest sold	30,383,696
Interest and dividends	15,894,994
Investments sold	2,007,583
Other	424,013
Total assets	7,637,543,406

Liabilities
Bank overdraft	800,194

Unrealized depreciation on foreign currency contracts	180,542

Payables and other liabilities: Investments purchased	12,485,807
Shares of beneficial interest redeemed	9,668,293
Distribution and service plan fees	4,567,400
Foreign capital gains taxes	1,701,379
Trustees’ compensation	1,021,965
Transfer and shareholder servicing agent fees	353,845
Other	1,326,679
Total liabilities	32,106,104

Net Assets	$7,605,437,302

Composition of Net Assets
Paid-in capital	$ 7,326,689,497

Overdistributed net investment income	(18,001,688)

Accumulated net realized loss on investments and foreign currency transactions	(125,627,058)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	422,376,551

Net Assets	$7,605,437,302

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Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $5,405,466,232 and 119,174,254 shares of beneficial interest outstanding)	$45.36
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$48.13

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,604,426,164 and 37,018,773 shares of beneficial interest outstanding)	$43.34

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $419,592,169 and 9,531,120 shares of beneficial interest outstanding)	$44.02

Class N Shares: Net asset value, redemption price and offering price per share (based on net assets of $904 and 19.94 shares of beneficial interest outstanding)	$45.34

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $175,951,833 and 3,875,238 shares of beneficial interest outstanding)	$45.40
See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income
Dividends (net of foreign withholding taxes of $3,564,183)	$ 36,712,166

Interest	21,931,665

Total income	58,643,831

Expenses
Management fees	27,902,027

Distribution and service plan fees: Class A	6,612,107
Class B	9,000,392
Class C	2,113,287

Transfer and shareholder servicing agent fees: Class A	3,710,227
Class B	1,120,408
Class C	264,980
Class Y	293,317

Foreign capital gains taxes	1,701,379

Shareholder reports	890,407

Custodian fees and expenses	794,114

Trustees’ compensation	85,122

Other	815,219

Total expenses	55,302,986
Less expenses paid indirectly	(37,917)

Net expenses	55,265,069

Net Investment Income	3,378,762

Realized and Unrealized Loss
Net realized loss on: Investments	(71,606,367)
Foreign currency transactions	(44,488,458)

Net realized loss	(116,094,825)

Net change in unrealized depreciation on: Investments	(1,376,408,863)
Translation of assets and liabilities denominated in foreign currencies	(104,492,708)

Net change	(1,480,901,571)

Net realized and unrealized loss	(1,596,996,396)

Net Decrease in Net Assets Resulting from Operations	$(1,593,617,634)

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSET S

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30, 2000

Operations
Net investment income	$ 3,378,762	$ 16,147,506

Net realized gain (loss)	(116,094,825)	1,868,611,982

Net change in unrealized appreciation (depreciation)	(1,480,901,571)	583,422,674

Net increase (decrease) in net assets resulting from operations	(1,593,617,634)	2,468,182,162

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	—	(24,751,244)
Class B	—	—
Class C	—	(58,522)
Class N	—	—
Class Y	—	(528,849)

Dividends in excess of net investment income: Class A	—	(2,812,795)
Class B	—	—
Class C	—	(6,651)
Class N	—	—
Class Y	—	(60,099)

Distributions from net realized gain: Class A	(1,122,611,032)	(318,659,987)
Class B	(355,876,739)	(107,173,380)
Class C	(78,278,177)	(13,675,246)
Class N	—	—
Class Y	(36,265,589)	(4,368,380)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions: Class A	1,429,555,212	997,501,820
Class B	356,603,776	230,422,793
Class C	177,226,564	191,760,904
Class N	1,000	—
Class Y	46,267,599	147,033,188

Net Assets
Total increase (decrease)	(1,176,995,020)	3,562,805,714

Beginning of period	8,782,432,322	5,219,626,608

End of period (including overdistributed net investment income of $18,001,688 and $21,380,450, respectively)	$7,605,437,302	$8,782,432,322

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 67.48	$ 49.50	$ 38.34	$ 49.32	$ 39.00	$ 36.84

Income (loss) from investment operations: Net investment income	.07	.26	.17	1.08	.32	.23
Net realized and unrealized gain (loss)	(10.24)	22.20	14.37	(5.49)	11.91	4.22

Total income (loss) from investment operations	(10.17)	22.46	14.54	(4.41)	12.23	4.45

Dividends and/or distributions to shareholders: Dividends from net investment income	—	(.32)	(.39)	(.83)	(.53)	(.24)
Dividends in excess of net investment income	—	(.04)	—	—	—	—
Distributions from net realized gain	(11.95)	(4.12)	(2.99)	(5.74)	(1.38)	(2.05)

Total dividends and/or distributions to shareholders	(11.95)	(4.48)	(3.38)	(6.57)	(1.91)	(2.29)

Net asset value, end of period	$45.36	$67.48	$49.50	$38.34	$49.32	$39.00

Total Return, at Net Asset Value[1]	(17.41)%	47.13%	40.05%	(9.85)%	32.85%	12.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,405,466	$6,225,967	$3,780,168	$2,904,763	$3,407,837	$2,498,749

Average net assets (in thousands)	$5,972,998	$5,555,437	$3,475,038	$3,381,204	$2,869,142	$2,309,480

Ratios to average net assets:[2] Net investment income	0.29%	0.41%	0.37%	0.96%	0.74%	0.62%
Expenses	1.11%	1.08%	1.16%	1.14%[3]	1.13% [3]	1.17%[3]

Portfolio turnover rate	15%	62%	68%	65%	66%	103%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER GLOBAL FUND

Class B	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996

Per Share Operating Data
Net asset value, beginning of period	$ 65.26	$ 48.05	$ 37.32	$ 48.19	$ 38.19	$ 36.16

Income (loss) from investment operations: Net investment income (loss)	—	(.19)	(.16)	.69	(.04)	(.05)
Net realized and unrealized gain (loss)	(9.96)	21.52	13.99	(5.31)	11.68	4.13

Total income (loss) from investment operations	(9.96)	21.33	13.83	(4.62)	11.64	4.08

Dividends and/or distributions to shareholders: Dividends from net investment income	—	—	(.11)	(.51)	(.26)	—
Dividends in excess of net investment income	—	—	—	—	—	—
Distributions from net realized gain	(11.96)	(4.12)	(2.99)	(5.74)	(1.38)	(2.05)

Total dividends and/or distributions to shareholders	(11.96)	(4.12)	(3.10)	(6.25)	(1.64)	(2.05)

Net asset value, end of period	$43.34	$65.26	$48.05	$37.32	$48.19	$38.19

Total Return, at Net Asset Value[1]	(17.75)%	46.01%	38.99%	(10.56)%	31.77%	12.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,604,426	$1,948,901	$1,250,245	$897,473	$897,380	$541,225

Average net assets (in thousands)	$1,805,674	$1,779,871	$1,121,639	$965,647	$691,844	$437,622

Ratios to average net assets:[2] Net investment income (loss)	(0.49)%	(0.38)%	(0.40)%	0.20%	(0.23)%	(0.17)%
Expenses	1.89%	1.85%	1.94%	1.91%[3]	1.94% [3]	2.00%[3]

Portfolio turnover rate	15%	62%	68%	65%	66%	103%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

21 | OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended Sept. 30, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 66.09	$ 48.63	$ 37.79	$ 48.77	$ 38.73	$ 36.67

Income (loss) from investment operations: Net investment income (loss)	.07	.06	(.08)	.75	(.08)	.09
Net realized and unrealized gain (loss)	(10.18)	21.54	14.07	(5.42)	11.86	4.13

Total income (loss) from investment operations	(10.11)	21.60	13.99	(4.67)	11.78	4.22

Dividends and/or distributions to shareholders: Dividends from net investment income	—	(.02)	(.16)	(.57)	(.36)	(.11)
Dividends in excess of net investment income	—	—[2]	—	—	—	—
Distributions from net realized gain	(11.96)	(4.12)	(2.99)	(5.74)	(1.38)	(2.05)

Total dividends and/or distributions to shareholders	(11.96)	(4.14)	(3.15)	(6.31)	(1.74)	(2.16)

Net asset value, end of period	$44.02	$66.09	$48.63	$37.79	$48.77	$38.73

Total Return, at Net Asset Value[3]	(17.75)%	46.01%	38.97%	(10.53)%	31.76%	12.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,592	$404,312	$152,620	$90,707	$60,387	$17,627

Average net assets (in thousands)	$424,459	$287,843	$125,334	$79,398	$35,371	$ 8,216

Ratios to average net assets:[4] Net investment income (loss)	(0.48)%	(0.29)%	(0.38)%	0.23%	(0.86)%[5]	0.04%
Expenses	1.89%	1.85%	1.94%	1.91%[6]	1.94% [6]	1.99%[6]

Portfolio turnover rate	15%	62%	68%	65%	66%	103%

1. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Due to the acquisition of the net assets of Oppenheimer Global Emerging Growth Fund, the ratios for Class C shar es are not necessarily comparable to those of prior periods.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

22 | OPPENHEIMER GLOBAL FUND

	Class N Period Ended March 31, 2001[1] (Unaudited)	Six Months Ended March 31, 2001 (Unaudited)	2000	Class Y Year Ended Sept. 30, 1999[2]

Per Share Operating Data
Net asset value, beginning of period	$ 50.13	$ 67.53	$ 49.54	$ 42.38

Income (loss) from investment operations: Net investment income	.03	.06	.64	.63
Net realized and unrealized gain (loss)	(4.82)	(10.23)	22.03	10.00

Total income (loss) from investment operations	(4.79)	(10.17)	22.67	10.63

Dividends and/or distributions to shareholders: Dividends from net investment income	—	—	(.50)	(.48)
Dividends in excess of net investment income	—	—	(.06)	—
Distributions from net realized gain	—	(11.96)	(4.12)	(2.99)

Total dividends and/or distributions to shareholders	—	(11.96)	(4.68)	(3.47)

Net asset value, end of period	$45.34	$45.40	$67.53	$49.54

Total Return, at Net Asset Value[3]	(9.56)%	(17.41)%	47.63%	27.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1	$175,952	$203,252	$36,593

Average net assets (in thousands)	$1	$196,588	$136,515	$16,838

Ratios to average net assets:[4] Net investment income	1.18%	0.33%	0.90%	1.07%
Expenses	0.77%	1.07%	0.82%	0.78%

Portfolio turnover rate	15%	15%	62%	68%

1. For the period from March 1, 2001 (inception of offering) to March 31, 2001.
2. For the period from November 17, 1998 (inception of offering) to September 30, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.< /b>

23 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earni ngs, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation.Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation.The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

24 | OPPENHEIMER GLOBAL FUND

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

Expiring

2001	$643,262

The capital loss carryover was acquired in connection with the Oppenheimer Global Emerging Growth Fund merger.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2001, a provision of $1,835 was made for the Fund’s projected benefit obligations and payments of $3,365 were made to retired trustees, resulting in an accumulated liability of $1,014,957 as of March 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds sel ected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

25 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results coul d differ from those estimates.

26 | OPPENHEIMER GLOBAL FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001[1]		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A Sold	24,444,773	$ 1,305,427,870	41,268,514	$ 2,702,564,515
Dividends and/or distributions reinvested	20,052,971	1,048,770,362	5,740,489	324,107,834
Redeemed	(17,581,986)	(924,643,020)	(31,111,804)	(2,029,170,529)

Net increase	26,915,758	$1,429,555,212	15,897,199	$ 997,501,820

Class B Sold	5,548,305	$ 285,924,226	9,879,530	$ 629,792,322
Dividends and/or distributions reinvested	6,522,422	326,903,855	1,862,665	102,333,780
Redeemed	(4,916,641)	(256,224,305)	(7,899,146)	(501,703,309)

Net increase	7,154,086	$ 356,603,776	3,843,049	$ 230,422,793

Class C Sold	4,297,269	$ 221,693,754	4,469,297	$ 289,819,449
Dividends and/or distributions reinvested	1,333,180	67,866,280	229,374	12,762,899
Redeemed	(2,217,054)	(112,333,470)	(1,719,363)	(110,821,444)

Net increase	3,413,395	$ 177,226,564	2,979,308	$ 191,760,904

Class N Sold	19.94	$ 1,000	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	19.94	$ 1,000	—	$ —

Class Y Sold	1,324,734	$ 71,291,110	3,351,080	$ 219,038,460
Dividends and/or distributions reinvested	692,969	36,263,076	87,974	4,957,327
Redeemed	(1,152,262)	(61,286,587)	(1,167,854)	(76,962,599)

Net increase	865,441	$ 46,267,599	2,271,200	$ 147,033,188

1. For the six months ended March 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to March 31, 2001, for Class N shares.

27 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $2,120,441,778 and $1,133,894,695, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees.Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1.0 billion, 0.67% of the next $1.5 billion, 0.65% on the next $2.5 billion, 0.63% of the next $4.0 billion and 0.61% of average annual net assets in excess of $10.0 billion. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.67%, before any waiver by the Manager if applicable.

Transfer Agent Fees.OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees.Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

March 31, 2001	$5,439,813	$1,308,853	$1,249,492	$8,662,730	$1,305,560	$–

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

March 31, 2001	$16,445	$914,066	$59,634	$–

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

28 | OPPENHEIMER GLOBAL FUND

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $6,612,107 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $373,583 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent y ears.
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C an d Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:
	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$9,000,392	$7,274,974	$25,137,389	1.57%
Class C Plan	2,113,287	1,004,432	4,843,468	1.15
Class N Plan	–	–	–	–

29 | OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss up on the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of March 31, 2001, the Fund had outstanding foreign currency contracts as follows:

Contract Description	Expiration Date	Contract Amount (000s)	Valuation as of March 31, 2001	Unrealized Appreciation	Unrealized Depreciation

Contracts to Purchase British Pound Sterling [GBP]	4/2/01–4/3/01	GBP1,412,100	$2,007,525	$ 10,591	$ —

Contracts to Sell Indian Rupee [INR]	4/4/01	INR1,261,390	27,039	—	47
Japanese Yen [JPY]	4/2/01	JPY976,746,050	7,794,016	—	180,495

Total Unrealized Appreciation and Depreciation				$10,591	$180,542

30 | OPPENHEIMER GLOBAL FUND

6. Illiquid or Restricted Securities
As of March 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2001, was $29,106,000, which represents 0.38% of the Fund’s net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of March 31, 2001	Unrealized Appreciation

Stocks and Warrants Swiss Medical SA	10/28/97	$44.30	$97.02	$15,816,000

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

31 | OPPENHEIMER GLOBAL FUND

OPPENHEIMER GLOBAL FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees
Donald W. Spiro, Vice Chairman of the Board of Trustese
Bridget A. Macaskill, Trustee and President
Robert G. Galli, Trustee
Phillip A. Griffiths, Trustee
Benjamin Lipstein, Trustee
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Clayton K. Yeutter, Trustee
William L. Wilby, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Global Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048–0203.

32 | OPPENHEIMER GLOBAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance[1]. So call us today, or visit our website—we’re here to help.

Internet 24-hr access to account information and transactions[2] www.oppenheimerfunds.com

General Information Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.525.7048

Telephone Transactions Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.852.8457

PhoneLink 24-hr automated information and automated transactions 1.800.533.3310

Telecommunications Device for the Deaf (TDD) Mon–Fri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Market Hotline 24 hours a day, timely and insightful messages on the economy and issues that may affect your investments 1.800.835.3104

Transfer and Shareholder Servicing Agent OppenheimerFunds Services P.O. Box 5270, Denver, CO 80217–5270

eDocs Direct Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com

Ticker Symbols Class A: OPPAX Class B: OGLBX Class C: OGLCX Class Y: OGLYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets. 2. At times this website may be inaccessible or its transaction feature may be unavailable